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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  OCTOBER 11, 1999
                                                 ----------------------------


                        ADVANCED ENERGY INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                       0-26966                84-0846841
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

             1625 SHARP POINT DRIVE, FORT COLLINS, COLORADO         80525
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                (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:       970-221-4670
                                                    --------------------------
                                        N/A
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           (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS.

On October 11, 1999, Advanced Energy Industries, Inc. reported its financial results for the third quarter and nine-month period ended September 30, 1999. The text of the press release is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              EXH. NO.              DESCRIPTION
              --------              -----------
                99.1                Press Release dated October 11, 1999



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 5, 1999                   Advanced Energy Industries, Inc.




                                            By:      /s/ Richard P. Beck
                                                    ---------------------------
                                            Name:  Richard P. Beck

                                            Title: Senior Vice President,
                                                   Chief Financial Officer